Restructuring Charges	12 Months Ended
Dec. 31, 2013
Restructuring Charges (Abstract)
Restructuring Charges

Note 4 —Restructuring Charges

In March 2012, we closed our Cambridge operations. Employees were terminated and severance and related charges were recorded as a restructuring charge of $0.01 million. The facility lease was terminated by subletting the space in an agreement that effectively transferred to the sublease tenant all remaining payments and obligations due. The transfer of this lease and the return of the security deposit, resulted in a credit of $0.05 million to the facility related restructuring charge.

In September 2012, we executed a lease termination agreement effective March, 2013 for our Bothell, Washington facility. Under the agreement, the remaining 2012 rent of $0.5 million and remaining 2013 rent of $0.4 million would be paid, mostly by a draw on the letter of credit. Additionally, we agreed to issue 1.5 million shares of our common stock on certain future financing events valued as a charge to restructuring of $0.45 million. The stock was issued on the closing of our March 2014 financing, resulting in a 2014 charge of $1.1 million. The lease termination resulted in the elimination of $1.1 million of deferred rent offset by restructuring future rent charges of $0.85 million and a stock liability of $0.45 million. Net facility related restructuring charges, including the Cambridge facility in 2012 was $0.15 million.

During 2012, we disposed of substantially all of our remaining equipment, resulting in a restructuring charge of $1.5 million.

The components of restructuring expense are summarized as follows:

	Year ended December 31,
(In thousands)	2012	2013
Property and equipment disposal	$1,523	$-
Facility related charges	146	-
Employee severance and termination benefits (including stock-based compensation charges)	12	-
Total restructuring	$1,681	$-